SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                                                                                   [X]
Filed by a Party other than the Registrant                            [   ]

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[ ]	Preliminary Information Statement

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JNL Series Trust
(Name of Registrant As Specified In Its Charter)

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Dear Variable Annuity and Variable Life Contract Owners:

Although you are not a shareholder of JNL Series Trust (the “Trust”), your purchase payments and the earnings on such purchase payments under your variable contracts (“Variable Contracts”) issued by Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) are invested in sub-accounts of separate accounts established by Jackson or Jackson NY that, in turn, are invested in shares of one or more of the series of the Trust. References to shareholders in the enclosed information statement for the Trust (“Information Statement”) may be read to include you as an owner of a Variable Contract.

On March 2, 2016, the Board of Trustees (the “Board”) of the Trust voted to replace Visium Asset Management, LP (“Visium”) with Westchester Capital Management, LLC (“Westchester”) as a sub-adviser for a portion of the JNL Multi-Manager Alternative Fund (the “Fund”), a series of the Trust, effective March 2, 2016. Enclosed please find the Trust’s Information Statement regarding this sub-adviser change for the Fund.

The Information Statement is furnished on behalf of the Board of the Trust, a Massachusetts business trust, to shareholders of the Fund, a series of the Trust, located at 1 Corporate Way, Lansing, Michigan 48951.

The Trust will file an amendment to the registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, for the Trust to reflect the changes discussed in this Information Statement.

PLEASE NOTE THAT WE ARE NOT ASKING YOU FOR VOTING INSTRUCTIONS AND YOU ARE REQUESTED NOT TO SEND US VOTING INSTRUCTIONS.

If you have any questions regarding any of the changes described in the Information Statement, please call one of the following numbers on any business day: 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution), or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution); write to: JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814; or visit www.jackson.com.

Sincerely,

Mark D. Nerud
President, Chief Executive Officer, and Trustee
JNL Series Trust

Information Statement To Shareholders Regarding:

JNL Series Trust

JNL Multi-Manager Alternative Fund

April 15 , 2016

Table of Contents

Information Statement

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.	Introduction

JNL Series Trust (the “Trust”), a Massachusetts business trust, is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently offers shares in 99 series (the “Funds”).

As investment adviser to the Funds, Jackson National Asset Management, LLC (“JNAM” or the “Adviser”) selects, contracts with, and compensates investment sub-advisers (the “Sub-Advisers”) to manage the investment and reinvestment of the assets of most of the Funds. While the Sub-Advisers are primarily responsible for the day-to-day portfolio of the Funds, JNAM monitors the compliance of the Sub-Advisers with the investment objectives and related policies of those Funds and reviews the performance of the Sub-Advisers and reports on such performance to the Board of Trustees of the Trust (the “Board”). Jackson National Life Distributors LLC (“JNLD”), an affiliate of the Trust and of the Adviser, is the principal underwriter for the Trust. JNAM is a wholly owned subsidiary of Jackson National Life Insurance Company (“Jackson”), which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

On March 2, 2016, the Board, including the Trustees who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”), of the JNL Multi-Manager Alternative Fund (the “Fund”) voted to replace Visium Asset Management, LP (“Visium”) with Westchester Capital Management, LLC (“Westchester”) and to approve an Amendment to the Investment Sub- A dvisory Agreement between JNAM and Westchester (the “Westchester Sub-Advisory Agreement”) appointing Westchester as a Sub-Adviser for a portion of the Fund.

The purpose of this Information Statement is to provide you with information about the Amendment to the Westchester Sub-Advisory Agreement and about Westchester’s appointment as a new Sub-Adviser to the Fund, effective March 2, 2016. The Fund is managed by several unaffiliated Sub-Advisers; Visium was one of those Sub-Advisers. Prior to March 2, 2016, Visium provided day-to-day management for one strategy, or sleeve, within the Fund (the “Visium Strategy”). On March 2, 2016, Westchester replaced Visium as the Sub-Adviser for the Visium Strategy and began providing the day-to-day management for that strategy (formerly, the Visium Strategy, and since March 2, 2016, the “Westchester Strategy”). There are no changes to the sub-advisory arrangements with the other Sub-Advisers for the Fund as a result of the appointment of Westchester as a Sub-Adviser to the Fund.

This Information Statement is provided in lieu of a proxy statement, pursuant to the terms of an exemptive order (the “Order”) that the Trust and the Adviser received from the U.S. Securities and Exchange Commission (the “SEC”). The Order permits the Adviser to enter into sub-advisory agreements appointing Sub-Advisers that are not affiliates of the Adviser (other than by reason of serving as a Sub-Adviser to a fund) without approval by the shareholders of the relevant fund. JNAM, therefore, is able to change unaffiliated Sub-Advisers from time to time without the expense and delays associated with obtaining shareholder approval. However, a condition of the Order is that notice and certain information be sent to shareholders informing them of changes in Sub-Advisers.

Visium, a Delaware limited partnership, is located at 888 Seventh Avenue, 22nd Floor, New York, New York 10019. Effective March 2, 2016, Visium ceased to be a Sub-Adviser to the Fund.

This Information Statement is being provided to contract owners of record for the Fund as of April 1, 2016. It will be mailed on or about April 20, 2016.

II.	Changes to Fund Name, Investment Objective, and Principal Investment Strategies

Neither the Fund’s name nor its investment objective will change as a result of the change in Sub-Adviser from Visium to Westchester. As a result of the change in Sub-Adviser, the principal investment strategy for the Fund, and in particular the Westchester Strategy, will be as follows:

Principal Investment Strategies. The Fund seeks to achieve its investment objective by allocating among a variety of alternative strategies managed by unaffiliated investment managers (“Sub-Advisers”) sometimes referred to as “sleeves.” Each of the Sub-Advisers generally provides day-to-day management for a portion of the Fund’s assets.

Each Sub-Adviser may use different investment strategies in managing Fund assets, acts independently from the others, and uses its own methodology for selecting investments. The Adviser is responsible for identifying and retaining the Sub-Advisers for the selected strategies and for monitoring the services provided by the Sub-Advisers. The Adviser provides a qualitative and quantitative supervision as part of its process for selecting and monitoring the Sub-Advisers. The Adviser is also responsible for selecting the Fund’s alternative investment strategies and for determining the amount of Fund assets to allocate to each Sub-Adviser. Based on the Adviser’s ongoing evaluation of the Sub-Advisers, it may adjust allocations among Sub-Advisers.

Below are the principal investment strategies for each strategy, but the Sub-Advisers may also implement other investment strategies in keeping with the strategy’s objective.

Equity Long/Short Strategies

•
Lazard Asset Management, LLC (“Lazard”) employs a long/short equity strategy that seeks to achieve long-term capital appreciation by investing in attractive opportunities around the world, including emerging markets.

•
First Pacific Advisors, LLC (“FPA”) pursues a contrarian value strategy that seeks to identify absolute value opportunities across the capital structure, and in a variety of market capitalizations, geographies and sectors with the long-term objective of achieving equity rates of return with less risk than the market. Investments typically include common and preferred stock, convertible securities, corporate, high yield, and government debt. Targeted short selling is generally used to lower volatility in the portfolio and help preserve capital in the portfolio.

•
Invesco Advisers, Inc. (“Invesco”) pursues a U.S. market neutral strategy that seeks to add value from a broadly diversified portfolio of U.S. stocks by capturing performance spread between its long and short holdings.

Event Driven and Merger Arbitrage Strategies

•
Westchester Capital Management, LLC (“Westchester”) employs a merger arbitrage strategy (“Merger Arbitrage Strategy”) that invests in the common stock, preferred stock, corporate debt, derivatives, total return swaps and/or contracts for difference and, occasionally, warrants of companies which are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the simplest form of merger-arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition.

•
Babson Capital Management LLC (“Babson Capital”) pursues a long/short event driven strategy that predominantly invests in the equity and fixed-income securities of U.S. domiciled companies. The strategy relies on intense fundamental research of small and mid-cap companies and focuses on overlooked and misunderstood situations where there is a specific catalyst to drive value, such as a reorganization, bankruptcy, recapitalization or changes to dividend policy. The strategy may also use industry and broad market exchange-traded funds as a component of its hedging strategy. Effective April 25, 2016, Babson Capital will cease to be a Sub-Adviser to the Fund.

Relative Value Strategies

•
BlueBay Asset Management LLP (“BlueBay”) invests predominantly in below investment grade fixed-income securities worldwide, with a strong bias towards North America and European issuers. The strategy aims to allocate flexibly between bonds and loans, while tactically hedging various credit, interest rate, and currency risks.

•
Lazard invests in convertible securities, preferred securities, equity, and debt, with the objective of current income, long-term capital appreciation and principal protection. Lazard’s Portfolio Management Team constructs a diversified portfolio of convertible securities, preferred stocks, equity, and debt that have been evaluated on relative valuation and risk attributes.

Global Macro Strategy

•
Western Asset Management Company (“Western Asset”) focuses under normal circumstances seeking to achieve its investment objective by implementing an opportunistic investing strategy. Western Asset attempts to identify and capitalize on attractive relative-value opportunities principally in fixed-income markets around the globe by investing in a variety of securities and other instruments. The strategy invests in fixed-income securities, up to 50% below investment-grade and up to 50% in un-hedged non-U.S. investments, and may also invest up to 50% emerging markets.

The Fund may invest in securities and other financial instruments of companies of any market capitalization. The Fund may invest in securities and other financial instruments available in and which have exposure to both U.S. and non-U.S. markets, including emerging markets, which can be U.S. dollar-denominated or non-U.S. dollar-denominated and may be currency hedged or un-hedged. The Fund may invest up to 35% of its total assets in high yield or junk bonds, corporate loans and distressed securities.

Up to 15% of the Fund’s net assets may be invested in illiquid investments.

The Fund is a “non-diversified” fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds.

The investment strategies of the Visium Strategy and the Westchester Strategy differ. For a more detailed comparison of the changes made to the Fund’s prospectus due to the sub-adviser replacement, please refer to Exhibit B.

III.	Investment Sub-Advisory Agreement With Westchester

Visium was the Sub-Adviser to the Visium Strategy of the Fund from April 27, 2015 to March 2, 2016, pursuant to an Investment Sub-Advisory Agreement between Visium and JNAM, dated April 27, 2015, which was approved by the Board at a meeting held on December 3-4, 2014. On March 2, 2016, the Board, including the Independent Trustees, voted to replace Visium with Westchester as the Sub-Adviser to the Visium Strategy of the Fund and approved an amendment to the Westchester Sub-Advisory Agreement.

The following description of the Westchester Sub-Advisory Agreement is qualified by the Westchester Sub-Advisory Agreement, attached as Exhibit A.

The Westchester Sub-Advisory Agreement provides that it will remain in effect for its initial term and thereafter only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approves its continuance, at least annually. The Westchester Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or Adviser, or on sixty days’ written notice by Westchester. The Westchester Sub-Advisory Agreement also terminates automatically in the event of its assignment.

The Westchester Sub-Advisory Agreement generally provides that Westchester, its officers, members, employees, or affiliates will not be subject to any liability to JNAM or the Funds or their directors, officers, employees, agents or affiliates for any act, omission, error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of Westchester’s duties under the Westchester Sub-Advisory Agreement or its failure to perform due to events beyond its reasonable control, except for a loss resulting from willful malfeasance, bad faith, reckless disregard, or gross negligence in the performance of its obligations and duties under the Westchester Sub-Advisory Agreement. There are no material differences between the Investment Sub-Advisory Agreements of Visium and Westchester.

The change in Sub-Adviser will not increase the management fees to be paid by the Fund. The Fund currently pays JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

JNL Multi-Manager Alternative Fund
Advisory Fee Rates Before and After the Change in Sub-Adviser
Net Assets	Rate
$0 to $1 billion	1.75%
Over $1 billion	1.70%

JNAM is responsible for paying all Sub-Advisers out of its own resources. Under the Amendment to Westchester Sub-Advisory Agreement, the sub-advisory fee to be paid by the Adviser to Westchester for managing the Westchester Strategy is lower than the sub-advisory fee that was paid to Visium for managing the Visium Strategy. Visium was paid a sub-advisory fee equal to a percentage of the Visium Strategy of the Fund’s average daily net assets based on the below schedule:

JNL Multi-Manager Alternative Fund
Sub-Advisory Rate Before the Change in Sub-Adviser
Average Daily Net Assets*	Annual Rate
All Assets	1.00%
* for the portion of average daily net assets managed by Visium

Under the Westchester Sub-Advisory Agreement, Westchester will be paid a sub-advisory fee equal to a percentage of the Westchester Strategy of the Fund’s average daily net assets based on the below schedule:

JNL Multi-Manager Alternative Fund
Sub-Advisory Rate After the Change in Sub-Adviser
Average Daily Net Assets*	Annual Rate
All Assets	0.85%
* for the portion of average daily net assets managed by Westchester

The following table sets forth the aggregate amount of management fees paid by the Fund to the Adviser for the year ended December 31, 2015. The pro forma aggregate amount of management fees paid to the Adviser would have been the same had the change of Sub-Advisers occurred during the applicable period.

Fund Name	Actual Fees
JNL Multi-Manager Alternative Fund	$7,380,828*
*Actual payments were lower as a result of a 0.04% fee waiver agreement.

For the year ended December 31, 2015, JNAM paid Visium $3,377,073 in sub-advisory fees for its services to the Fund. The pro forma sub-advisory fees would have been lower than the fees paid to Visium, assuming the amendment to Westchester Sub-Advisory Agreement was in place for the applicable period.

IV.	Description of Westchester

Westchester is a privately held, Delaware limited liability company, located at 100 Summit Lake Drive, Valhalla, New York 10595. Westchester had approximately $5.4 billion in assets under management as of December 31, 2015.

Executive/Principal Officers, Directors, and General Partners of Westchester:

Names	Principal Address	Title
Bruce Jay Rubin	100 Summit Lake Drive Valhalla, New York 10595	Chief Compliance Officer & Chief Operating Officer
Roy Douglas Behren	100 Summit Lake Drive Valhalla, New York 10595	Manager, Co-President, & Treasurer
Michael Thomas Shannon	100 Summit Lake Drive Valhalla, New York 10595	Manager & Co-President
RDBWCM Holdings, LLC	100 Summit Lake Drive Valhalla, New York 10595	Member
MTSWCM Holdings, LLC	100 Summit Lake Drive Valhalla, New York 10595	Member
LPC Westchester, LP	100 Summit Lake Drive Valhalla, New York 10595	Member

Westchester is a privately held company. The following person(s) beneficially own 10% or more of the outstanding voting securities of Westchester:

Names	Address
Roy Douglas Behren	100 Summit Lake Drive Valhalla, New York 10595
Michael Thomas Shannon	100 Summit Lake Drive Valhalla, New York 10595

As the Sub-Adviser to the Westchester Strategy of the Fund, Westchester will provide the Westchester Strategy of the Fund with investment research, advice and supervision, and manage the Westchester Strategy’s portfolio consistent with the Fund’s investment objective and policies, including the purchase, retention and disposition of securities, as set forth in the Multi-Manager Fund’s current Prospectus. The principal risks of investing in the Fund will also be listed in the Fund’s Prospectus under the heading “Principal Risks of Investing in the Fund.”

As of April 1, 2016, no Trustees or officers of the Trust were officers, employees, directors, general partners, or shareholders of Westchester, and no Trustees or officers of the Trust owned securities or had any other material direct or indirect interest in Westchester or any other entity controlling, controlled by or under common control with Westchester. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since January 1, 2015, the beginning of the Trust’s most recently completed fiscal year, or in any material proposed transactions, to which Westchester, any parent or subsidiary of Westchester, or any subsidiary of the parent of such entities was or is to be a party.

JNL Multi-Manager Alternative Fund

The Westchester Strategy of the Fund will be managed on a team basis. The individual members of the team who will be primarily responsible for the day-to-day management of the Westchester Strategy’s portfolio of the Fund are:

Roy D. Behren, Portfolio Manager

Mr. Behren has served as Co-President of Westchester since 2011, served as a research analyst for Westchester Capital Management, Inc. (Westchester’s predecessor adviser) from 1994 until 2010 and as the Chief Compliance Officer of Westchester Capital Management, Inc. from 2004 until June 2010.

Michael T. Shannon, Portfolio Manager

Mr. Shannon has served as Co-President of Westchester since 2011, and served as Westchester Capital Management Inc.’s Director of Research from May 1996 until April 2005. From April 2005 to April 2006, Mr. Shannon was Senior Vice President in charge of the Special Situations and Mergers Group of D.E. Shaw & Co. Mr. Shannon returned to Westchester in May 2006 as a research analyst and portfolio strategist.

There are no changes to the portfolio managers for the strategies managed by the other sub-advisers of the Fund.

V.	Other Investment Companies Advised by Westchester

The following table sets forth the size and rate of compensation for other funds advised by Westchester having similar investment objectives and policies as those of the Fund:

Similar Mandate(s)	Assets Under Management as of 12/31/2015	Rate of Compensation
The Merger Fund	$4.8 billion	1%*
The Merger Fund VL	$33 million	1.25%
*Westchester has contractually agreed to waive a portion of its management fee until December 31, 2016 if its assets exceed certain thresholds, beginning at $1.5 billion.

VI.	Evaluation by the Board of Trustees

The Board oversees the management of the Fund and, as required by law, determines annually whether to approve the Fund’s sub-advisory agreement. At a meeting held on March 2, 201 6 , the Board, including all of the Independent Trustees, considered information relating to the Westchester Sub-Advisory Agreement. In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Westchester Sub-Advisory Agreement. The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration. At the conclusion of the Board’s discussions, the Board approved the Amendment to the Westchester Sub-Advisory Agreement for a period through September 30, 2016 (unless terminated pursuant to the terms of the Westchester Sub-Advisory Agreement), after which time the agreement will be up for renewal annually.

In reviewing the Westchester Sub-Advisory Agreement and considering the information, the Board was advised by outside independent legal counsel. The Board considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services to be provided, (2) the investment performance of the Fund, (3) cost of services of the Fund, (4) whether economies of scale may be realized and shared, in some measure, with investors as the Fund grows, and (5) other benefits that may accrue to Westchester through its relationship with the Trust. In its deliberations, the Board, in exercising its business judgment did not identify any single factor that alone was responsible for the Board’s decision to approve the Westchester Sub-Advisory Agreement.

Before approving the Westchester Sub-Advisory Agreement, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and Westchester, and to consider the terms of the Westchester Sub-Advisory Agreement. Based on its evaluation of those materials, the Board, including the interested and Independent Trustees, concluded that the Westchester Sub-Advisory Agreement is in the best interests of the shareholders of the Fund. In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services to be provided by Westchester. The Board noted JNAM’s evaluation of Westchester, as well as JNAM’s recommendations, based on its review of Westchester, to approve the Westchester Sub-Advisory Agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of Westchester’s portfolio managers who would be responsible for the day-to-day management of the Westchester Strategy of the Fund. The Board reviewed information pertaining to Westchester’s organizational structure, senior management, financial stability, investment operations, and other relevant information pertaining to Westchester. The Board considered compliance reports about Westchester from the Trust’s Chief Compliance Officer.

Based on the foregoing, the Board concluded that the Fund is likely to benefit from the nature, quality and extent of the services to be provided by Westchester under the Westchester Sub-Advisory Agreement.

Performance

The Board reviewed the performance of Westchester’s investment mandate with a similar investment strategy to that of the Fund. The Board considered that Westchester will manage the Fund using a more concentrated version of this mandate and will also employ leverage. The Board concluded that the Fund and its shareholders may benefit from the Fund’s proposed investment strategy.

Costs of Services

The Board reviewed the fee to be paid to Westchester. The Board reviewed fee and expense information as compared to fees charged by Westchester to similar clients. The Board noted that JNAM does not manage any institutional accounts with which the Fund’s fees could be compared. While the Board considered the Fund’s sub-advisory fee and compared it to the average sub-advisory fees for other funds similar in size, character and investment strategy (the “peer group”), the Board noted that the Fund’s sub-advisory fee would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on the Fund’s total expense ratio. The Board considered that the Fund’s proposed sub-advisory fee is higher than the peer group average. The Board concluded that the sub-advisory fee is in the best interests of the Fund and its shareholders in light of the services to be provided.

Economies of Scale

The Board considered whether the Fund’s advisory fee reflects the potential for economies of scale for the benefit of Fund shareholders. Based on information provided by JNAM and Westchester, the

Board noted that the Fund’s advisory fee contains breakpoints that decrease the fee rate as assets increase.

Other Benefits to JNAM and Westchester

In evaluating the benefits that may accrue to Westchester through their relationship with the Fund, the Board noted that Westchester may receive indirect benefits in the form of soft-dollar arrangements for portfolio securities trades placed with the Fund’s assets and may also develop additional investment advisory business with JNAM, the Trust or other clients of Westchester as a result of its relationship with the Fund.

In light of all the facts noted above, the Board concluded that it would be fair, reasonable and in the best interests of the Fund and its shareholders to approve the Westchester Sub-Advisory Agreement.

VII.	Additional Information

Ownership Of The Fund

As of April 1, 2016, there were issued and outstanding the following number of shares for the Fund:

Fund	Shares Outstanding
JNL Multi-Manager Alternative Fund (Class A)	5,523,990.070

As of April 1, 2016, the officers and Trustees of the Trust, as a group, owned less than 1% of the then outstanding shares of the Fund.

Because the shares of the Fund are sold only to Jackson, Jackson National Life Insurance Company of New York (“Jackson NY”), certain affiliated funds organized as fund-of-funds, and certain qualified retirement plans, Jackson, through its separate accounts, which hold shares of the Fund as funding vehicles for Variable Contracts, is the owner of record of substantially all of the shares of the Fund.

As of April 1, 2016, persons beneficially owned more than 5% of the shares of the Fund indicated below:

Fund	Address	Percentage of Shares owned
JNL/S&P Managed Moderate Growth Fund	1 Corporate Way Lansing, MI 48951	21.10%
JNL/S&P Managed Growth Fund	1 Corporate Way Lansing, MI 48951	20.15%
JNL/S&P Managed Moderate Fund	1 Corporate Way Lansing, MI 48951	13.10%
JNL Institutional Alt 50 Fund	1 Corporate Way Lansing, MI 48951	7.87%
JNL/S&P Managed Aggressive Growth Fund	1 Corporate Way Lansing, MI 48951	6.90%
JNL/S&P Managed Conservative Fund	1 Corporate Way Lansing, MI 48951	6.57%
JNAM Guidance - Alt 100 Fund	1 Corporate Way Lansing, MI 48951	6.54%

Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the Fund shares owned by the relevant separate accounts. As noted above, Variable Contract owners have the right to give instructions to the insurance company shareholders as to how to vote the Fund shares attributable to their Variable Contracts. To the knowledge of management of the Trust, as of April 1, 2016, no person(s) have been deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of the Fund .

Brokerage Commissions and Fund Transactions

During the fiscal year ended December 31, 2015, the Fund paid no commissions to any affiliated broker.

During the fiscal year ended December 31, 2015, the Fund paid $843,531 in administration fees and $843,531 in 12b-1 fees to the Adviser and/or its affiliated persons. The Board approved an amendment to the investment advisory contract and these services will continue.

VIII.	Other Matters

The Trust will furnish, without charge, a copy of the Trust’s annual report for the fiscal year ended December 31, 2015, or a copy of the Trust’s prospectus and statement of additional information to any shareholder upon request. To obtain a copy, please call 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution); write to: the JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814; or visit www.jackson.com.

JNAM, the investment adviser to the Trust, is located at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606. JNAM is a wholly owned subsidiary of Jackson, which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America. JNAM also serves as the Trust’s Administrator. JNLD, an affiliate of the Trust and the Adviser, is principal underwriter for the Trust and a wholly owned subsidiary of Jackson. JNLD is located at 7601 Technology Way, Denver, Colorado 80237.

The Trust is not required to hold annual meetings of shareholders, and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

The cost of the preparation, printing, and distribution of this Information Statement will be paid by JNAM.

EXHIBIT A

Investment Sub-Advisory Agreement and Amendment
Between Jackson National Asset Management, LLC
and Westchester Capital Management, LLC

JNL Series Trust
Investment Sub-Advisory Agreement

This Agreement, effective as of the 27th day of April 2015, is by and between Jackson National Asset Management, LLC, a limited liability company organized in the State of Michigan (the “Adviser”), and Westchester Capital Management, LLC (“Sub-Adviser”), a Limited Liability Company organized in the State of Delaware.

Whereas, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

Whereas, the Adviser has entered into an Investment Advisory and Management Agreement dated as of January 31, 2001, Amended and Restated as of February 28, 2012, Amended and Restated as of December 1, 2012, and further Amended and Restated as of July 1, 2013, as amended, with JNL Series Trust (“Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”);

Whereas, the Trust’s shareholders are primarily separate accounts maintained by insurance companies for variable life insurance policies and variable annuity contracts (the “Policies”) under which income, gains and losses, whether or not realized, from assets allocated to such accounts are, in accordance with the Policies, credited to or charged against such accounts without regard to other income, gains, or losses of such insurance companies, as well as other shareholders as permitted under Section 817(h) of the Internal Revenue Code of 1986, as amended (“Code”), and the rules and regulations thereunder;

Whereas, the fund or funds listed on Schedule A hereto (each, a “Fund”) are series of the Trust;

Whereas, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

Whereas, the Board of Trustees of the Trust (“Board”) and the Adviser desire that the Adviser retain the Sub-Adviser to render investment advisory services for the portion of each Fund’s assets allocated to the Sub-Adviser, as determined from time to time by the Adviser, in the manner and on the terms hereinafter set forth;

Whereas, the Adviser has the authority under the Investment Advisory and Management Agreement with the Trust to select sub-advisers for each Fund; and

Whereas, the Sub-Adviser is willing to furnish such services to the Adviser and each Fund.

Now, Therefore, in consideration of the mutual covenants contained herein, the Adviser and the Sub-Adviser agree as follows:

1.         Appointment of Sub-Adviser

The Adviser hereby appoints the Sub-Adviser to act as the investment sub-adviser for each Fund, subject to the supervision and control of the Adviser and the Board and in accordance with the terms and conditions of this Agreement.  Such appointment may be limited to a portion of Fund assets allocated to the Sub-Adviser by the Adviser, which may be changed from time to time at the sole discretion of the Adviser.  References to the “Fund” or “Funds” in this Agreement shall refer to the portion of Trust assets allocated to the Sub-Adviser by the Adviser, except where the context otherwise indicates.

The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

In the event the Adviser designates one or more funds other than the Fund or Funds identified on Schedule A with respect to which the Adviser wishes to retain the Sub-Adviser to furnish investment advisory services hereunder, it shall notify the Sub-Adviser in writing.  If the Sub-Adviser is willing to furnish such services, it shall notify the Adviser in writing, whereupon, subject to the approval of the Trust’s Board of Trustees (“Board”), such fund shall be added to Schedule A and become a Fund hereunder subject to this Agreement.

2.         Services to be Rendered by the Sub-Adviser to the Trust

A.           As investment sub-adviser to each Fund, the Sub-Adviser will coordinate and monitor the investment and reinvestment of the assets of each Fund and determine the composition of the assets of each Fund, subject always to the supervision and control of the Adviser and the Board.

B.            As part of the services it will provide hereunder, the Sub-Adviser will:

   (i)            obtain and evaluate pertinent economic, statistical, financial, and other information affecting the individual companies or industries, the securities of which are included in each Fund or are under consideration for inclusion in each Fund;

   (ii)            formulate and implement a continuous investment program and make investment decisions for all assets in each Fund;

   (iii)            take whatever steps are necessary to implement the investment program for each Fund by placing all orders, on behalf of each Fund, for the purchase and sale of securities and other property and investments, including issuing directives to the administrator of the Trust as necessary for the appropriate implementation of the investment program of each Fund;

   (iv)            use the same skill and care in providing its services as it uses in providing services to its other similar client mandates for which it has investment responsibilities;

   (v)            keep the Adviser fully informed on an ongoing basis of all material facts concerning the investment and reinvestment of the assets in each Fund, the Sub-Adviser and its key investment personnel and operations; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the Board; and attend meetings with the Adviser and/or the Board, as reasonably requested, to discuss the foregoing;

   (vi)            cooperate fully with the Trust’s Chief Compliance Officer in executing his/her responsibilities to monitor service providers of each Fund pursuant to Rule 38a-1 under the Investment Company Act, including but not limited to providing compliance and reporting information as reasonably requested by the Adviser and the Board;

   (vii)            in accordance with procedures and methods established by the Board, which may be amended from time to time, provide assistance to Adviser in determining the fair value of securities and other investments/assets in each Fund, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser for each security or other investment/asset in each Fund for which market prices are not readily available.  In addition, the Sub-Adviser shall provide the Trust’s custodian on each business day with information relating to all transactions concerning each Fund’s assets under the Sub-Adviser’s supervision, and shall promptly provide Adviser with such information upon the reasonable request of the Adviser;

   (viii)            provide any and all material composite performance information, records and supporting documentation about accounts the Sub-Adviser manages, if appropriate, which are relevant to each Fund and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing each Fund that may be reasonably necessary, under applicable laws; and

   (ix)            cooperate with and provide reasonable assistance to the Adviser, the Board, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust and the Adviser, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and the Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in compliance with the following: (i) the Trust’s Agreement and Declaration of Trust, as the same may be modified or amended from time to time (“Declaration”); (ii) the By-Laws of the Trust, as the same may be modified or amended from time to time (“By-Laws”); (iii) the stated investment objectives, policies and restrictions of each Fund and other matters contained in the currently effective Prospectus and Statement of Additional Information of the Trust filed with the Securities and Exchange Commission (“SEC”), as the same may be modified, amended or supplemented from time to time (“Prospectus and SAI”); (iv) the Investment Company Act, the Advisers Act, the Commodity Exchange Act, as amended (“CEA”) and the rules under each, and all other federal and state laws or regulations applicable to the Trust and each Fund; (v) any applicable controlling foreign laws, regulations and regulatory requirements as set forth by applicable foreign regulatory agencies; (vi) the Trust’s compliance and other policies and procedures adopted from time to time by the Board; and (vii) the instructions of the Adviser and the Board.  Prior to the commencement of the Sub-Adviser’s services hereunder, the Adviser shall provide the Sub-Adviser with current copies of the Declaration, By-Laws, Prospectus and SAI, Fund compliance manual and other relevant policies and procedures that are adopted by the Board.  The Adviser undertakes to provide the Sub-Adviser with reasonable advance written notice and copies of any amendments, modifications or supplements to any such above-

mentioned document unless advance notice is not reasonably practicable, in which case notice shall be provided as soon as reasonably practicable.

C.           Without Adviser’s prior consent to each transaction, Sub-Adviser shall have full discretionary authority as agent and attorney-in-fact, with full power of substitution and full authority in each Fund’s name, to (a) buy, sell, hold, exchange, convert or otherwise deal in any manner in any assets; (b) place orders for the execution of such assets and other transactions with or through such brokers, dealers,  counter-parties, issuers, agents or arrangers as Sub-Adviser may select; (c) execute, on behalf of a Fund, such brokerage, derivatives, subscription and other agreements and documents (including, without limitation, ISDA, LSTA, and/or Master Securities Forward Transaction Agreement or MSFTA documentation) as Sub-Adviser deems necessary or appropriate in connection with each Fund’s investment activities; and (d) negotiate, enter into, make and perform any other contracts, agreements or other undertakings it may deem advisable in connection with the performance of the Sub-Adviser’s duties hereunder.

D.           In furnishing services hereunder, the Sub-Adviser will not consult with any other sub-adviser to the Trust or the sub-adviser to any other investment company managed by the Adviser concerning transactions of each Fund in securities or other assets.  (This shall not be deemed to prohibit the Sub-Adviser from consulting with any of the other sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 under the Investment Company Act.  This shall also not be deemed to prohibit consultations between current and successor sub-advisers of a Fund in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the Investment Company Act.)

E.            Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of each Fund and to consult with each other regarding the investment affairs of each Fund.  Sub-Adviser will report to the Board and to Adviser with respect to the implementation of such program as requested by the Board or the Adviser.

F.            The Sub-Adviser, at its expense, will furnish: (i) all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement.

G.            The Sub-Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein.  The Sub-Adviser is granted authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all portfolio transactions it enters into on behalf of each Fund.  The Sub-Adviser will provide to the Adviser copies of all agreements regarding brokerage arrangements.  The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable.  The Sub-Adviser is directed at all times to seek to execute transactions for each Fund (i) in accordance with any written policies, practices or procedures that may be established by the Board or the Adviser from time to time and which have been provided to the Sub-Adviser or (ii) as described in the Trust’s Prospectus and SAI.  In placing any orders for the purchase or sale of securities and instruments for each Fund, the Sub-Adviser is hereby authorized, to the extent permitted by applicable law, to aggregate the securities and instruments to be so purchased or sold and shall use its best efforts to obtain for each Fund best price and execution, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.  Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating commission rates, will take all relevant factors into consideration, including but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the applicable Fund on a continuing basis.

H.           Notwithstanding any other provision of this Agreement, including Section 2.H., but subject to such policies and procedures as the Board may determine and provide to Sub-Adviser, the Sub-Adviser may, to the extent consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), as interpreted by the SEC or its staff, cause each Fund to pay a broker or dealer that provides brokerage or research services to the Adviser, the Sub-Adviser and the Fund an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser’s overall responsibilities with respect to each Fund and other accounts to which the Sub-Adviser exercises investment discretion (as such term is defined in Section 3(a)(35) of the Exchange Act).  Allocation of orders placed by the Sub-Adviser on behalf of each Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations.  The Sub-Adviser will submit reports on such allocations to the Adviser or the Board as reasonably requested by the Adviser or the Board, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor. To the extent consistent with Section 28(e) and the Trust’s Board, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.  Subject to seeking best price and execution, the Board or the Adviser may direct the Sub-Adviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

I.            The Sub-Adviser will maintain all accounts, books and records with respect to the services required to be provided by it to each Fund hereunder as are required of it by the applicable provisions of the Investment Company Act, Advisers Act, and Commodity Exchange Act and the rules thereunder, will furnish the Adviser and the Board such periodic and special reports as they may reasonably request, and shall timely file with the SEC all forms pursuant to Section 13 of the Exchange Act, with respect to its duties as are set forth herein.

J.            The Sub-Adviser shall ensure that each Fund’s portfolio of investments complies with the provisions of Section 851 and Section 817(h) of the Code and the regulations thereunder, including, but not limited to, Treas. Reg. Section 1.817-5.  Sub-Adviser shall be responsible for the correction of any failure under the provisions cited above attributable to its actions whether in good faith, negligent, or reckless disregard, including any penalties, taxes, and interest and for any other obligations to Contract-owners and insurance company investors in each Fund.

K.           The Sub-Adviser will, unless and until otherwise directed by the Adviser or the Board, vote proxies with respect to each Fund’s securities and exercise rights in corporate actions or otherwise in accordance with the Sub-Adviser’s proxy voting guidelines, as amended from time to time, which shall be provided to the Trust and the Adviser.

L.            The Sub-Adviser may execute on behalf of each Fund certain agreements, instruments and documents in connection with the services performed by it under this Agreement.  These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and options agreements, swap agreements, other investment-related agreements, and any other agreements, documents or instruments the Sub-Adviser believes are appropriate or desirable in performing its duties under this Agreement.

M.           The Sub-Adviser will provide to the Adviser (i) a completed monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, (ii) quarterly reports developed for each Fund by Adviser and Sub-Adviser, and (iii) other compliance and reporting information as reasonably requested by the Adviser or the  Board of Trustees from time-to-time.

3.         Compensation of Sub-Adviser

The Adviser will pay the Sub-Adviser a sub-advisory fee, accrued daily and payable monthly on the average daily net assets of each Fund, as specified in Schedule B to this Agreement to cover the Sub-Adviser’s services under and expenses assumed in carrying out this Agreement.

4.         Custody of Assets

Sub-Adviser shall at no time physically possess the assets of the Funds or have the assets registered in its own name or the name of its nominee, nor shall Sub-Adviser in any manner acquire or become possessed of any income, whether in kind or cash, or proceeds, whether in kind or cash, distributable by reason of selling, holding or controlling such assets of the Funds.  In accordance with the preceding sentence, Sub-Adviser shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the assets of the Funds.  All such duties of collection, physical acquisition and safekeeping shall be the sole obligation of the custodian.

5.         Liability and Indemnification

A.            Except as may otherwise be required by applicable law, neither the Sub-Adviser nor any of its officers, members or employees (its “Affiliates”) shall be liable (i) for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust as a result of any act or omission of the Sub-Adviser or its Affiliates with respect to any Fund or (ii) for any failure to recommend the purchase or sale of any security on behalf of any Fund on the basis of any information which might, in the Sub-Adviser’s reasonable opinion, constitute a violation of any federal or state laws, rules or regulations; except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser or its Affiliates for, and the Sub-Adviser shall indemnify and hold harmless the Trust, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Adviser Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to any Fund by the Sub-Adviser or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees (as defined below) for use therein.

B.            Except as may otherwise be provided by law, the Adviser and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Sub-Adviser as a result of any act or omission of the Adviser with respect to any Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Sub-Adviser Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to any Fund or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser for use therein.

6.         Representations of Adviser

The Adviser represents, warrants and agrees that:

A.            The Adviser has been duly authorized by the Board to delegate to the Sub-Adviser the provision of investment services to each Fund as contemplated hereby.

B.            The Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Adviser by applicable law and regulations.

C.            The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; and (v) will promptly notify Sub-Adviser of the occurrence of any event that would disqualify Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.  The Adviser will also promptly notify the Sub-Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of any Fund, provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

D.            The Adviser certifies that as of the date of this Agreement the Trust is a Qualified Institutional Buyer (“QIB”) as defined in Rule 144A under the 1933 Act, and the Adviser will promptly notify the Sub-Adviser if the Trust ceases to be a QIB.

E.            The Adviser, through its designated administrator or sub-administrator, will regularly notify the Sub-Adviser if any “government entity” assets, within the meaning of Rule 206(4)-5 under the Advisers Act, are contributed to any Fund.

7.          Representations of Sub-Adviser

The Sub-Adviser represents, warrants and agrees as follows:

A.            In respect of the services required to be provided by the Sub-Adviser hereunder, the Sub-Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Sub-Adviser by applicable law and regulations.

B.            The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order for it to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment sub-adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.  The Sub-Adviser will also promptly notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation requesting information about any Fund that directly relates to or otherwise materially and adversely affects a Fund, at law or in equity, before or by any court, public board or body, involving the affairs of a Fund; provided however, that routine regulatory examinations shall not be required to be reported by this provision.  The Sub-Adviser represents that this Agreement does not violate any existing agreement between the Sub-Adviser and any other party.

C.            The Sub-Adviser has reviewed the Prospectus and SAI of the Trust with respect to each Fund, as it may be amended from time to time, that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact necessary to make the statements contained therein not misleading.

D.            The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption.  The Sub-Adviser will promptly provide the Adviser any amendments thereto.  As requested, the president, Chief Operating Officer or a vice-president of the Sub-Adviser shall certify to the Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation.  Upon the written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser’s code of ethics.

E.            The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments and annual updates to the Adviser.  Such amendments shall reflect all changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

F.            The Sub-Adviser will promptly notify the Trust and the Adviser of any proposed assignment of this Agreement or change of control of the Sub-Adviser and any proposed changes in the key personnel who are either the portfolio manager(s) of a Fund or senior management of the Sub-Adviser.  The Sub-Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of a requirement under applicable law to have a new agreement between the Fund and the Sub-Adviser for advisory services approved by shareholders of the Fund and due to an assignment of this Agreement by Sub-Adviser or a change in control of the Sub-Adviser, in either case that has the effect of terminating this Agreement under applicable law.

G.           The Sub-Adviser has provided the Adviser with a summary of its insurance coverage and will promptly provide the Adviser any amendments thereto.  The Sub-Adviser will maintain its insurance coverage at least at the amounts set forth in the summary.

H.           The Sub-Adviser agrees that neither it, nor any of its affiliates, will knowingly in any way refer directly or indirectly to its relationship with the Trust, each Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser, except as required by rule, regulation or upon the request of a governmental authority and only upon providing written notice to the Adviser and the Trust.  However, the Sub-Adviser may incorporate the performance of each Fund in its composite performance.

I.            The Sub-Adviser will not file class action claim forms or otherwise exercise any rights the Adviser or the Trust may have with respect to participating in, commencing or defending suits or legal proceedings involving securities or issuers of securities held in, or formerly held in, each Fund, unless the Sub-Adviser, the Adviser and the Trust mutually agree that the Sub-Adviser may take such actions.

J.            The Sub-Adviser will promptly notify the Adviser and the Trust if the Sub-Adviser suffers a material adverse change in its business that would materially impair its ability to perform its relevant duties for a Fund.  For the purposes of this paragraph, a “material adverse change” shall include, but is not limited to, a material loss of assets or accounts under management or the departure of senior investment professionals to the extent such professionals are not replaced promptly with professionals of comparable experience and quality.

K.           The Sub-Adviser will promptly notify the Adviser and the Trust to the extent required by applicable law in the event that the Sub-Adviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority.  The Sub-Adviser further agrees to notify the Trust and the Adviser immediately of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that would make any written information previously provided to the Adviser or the Trust materially inaccurate or incomplete or if any such written information becomes untrue in any material respect.

8.         Commodity Exchange Act Matters

A.         The Adviser hereby represents and warrants to the Sub-Adviser that:

(i)            with respect to each Fund where the Adviser is not excluded from the definition of a commodity pool operator (“CPO”) pursuant to Commodity Futures Trading Commission (“CFTC”) Regulation 4.5, the Adviser (A) is registered as a CPO under the CEA and is a member of the National Futures Association (“NFA”) and (B) consents to being treated by the Sub-Adviser as a “qualified eligible person” as defined in the rules promulgated under the CEA for the purposes of the CEA and the regulations thereunder;

(ii)            with respect to each Fund where the Adviser is excluded from the definition of a CPO pursuant to CFTC Regulation 4.5, the Adviser (A) filed the notice required by CFTC Regulation 4.5(c) and shall re-file such notice annually as required and (B) will promptly notify the Sub-Adviser if it can no longer rely on the exclusion pursuant to CFTC Regulation 4.5 with respect to a Fund; and

(iii)            only with respect to any Funds that may trade swaps, the Fund is an “eligible contract participant” within the meaning of Section 1a(18) of the CEA.

B.         The Sub-Adviser hereby represents and warrants to the Adviser that:

(i)            the Sub-Adviser is registered with the CFTC in all capacities, if any, in which the Sub-Adviser is required under the CEA and the CFTC’s regulations to be so registered and is a member of the NFA if required to be a member thereof;

(ii)            if the Sub-Adviser is exempt from registration as a commodity trading advisor (“CTA”) under CFTC Regulation 4.14(a)(8) with respect to a Fund, it has filed notice required under CFTC Regulation 4.14(a)(8) and shall re-file such notice annually as required; and

(iii)            if the Adviser has filed the exclusion under CFTC Regulation 4.5 with respect to a Fund, the Sub-Adviser (A) will cause such Fund’s investment portfolio to comply with the trading limitations in CFTC Regulation 4.5 unless otherwise agreed with the Adviser, and (B) promptly will notify the Adviser if the Sub-Adviser believes it is reasonably likely that one or more Funds will not comply with such trading limitations.

C.         The Adviser and the Sub-Adviser each further agree that:

(i)            to the extent that the CEA and the then-current CFTC regulations require (A) registration by such party as a CPO or CTA and/or membership with NFA with respect to any Fund, (B) specific disclosure, as applicable to the investors in any Fund, or (C) filing of reports and other documents with respect to any Fund, it shall promptly and fully comply, or take reasonable steps to cause such Fund to comply, with all such requirements;

(ii)            the Adviser and the Sub-Adviser shall each comply with all requirements of the CEA, then-current CFTC regulations and NFA rules that apply to the Adviser and the Sub-Adviser, respectively, with respect to each Fund;

(iii)            the Sub-Adviser shall provide reasonable cooperation to the Adviser and the Adviser shall provide reasonable cooperation to the Sub-Adviser in fulfilling, or causing to be fulfilled, any disclosure or reporting requirements applicable to such party with respect to each Fund under the CEA and/or then-current CFTC regulations and NFA rules; and

(iv)            the Adviser and the Sub-Adviser each further agrees to notify the other party promptly in writing if any of the representations and warranties herein ceases to be accurate in any respect with respect to the Adviser, the Sub-Adviser or any Fund.

9.          Non-Exclusivity

The services of the Sub-Adviser to the Adviser, each Fund and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities.  Adviser has no objection to Sub-Adviser rendering such services to any other person, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each.  Sub-Adviser may group orders for a Fund with orders for other funds and accounts to obtain the efficiencies that may be available on larger transactions when it determines that investment decisions are appropriate for each participating account.  It is understood and agreed that the directors, officers, and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation.

10.        Regulation

The Sub-Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided by it pursuant to this Agreement any information, reports, or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.  The Sub-Adviser shall provide prompt notice to the Adviser and the Trust of any such submission.

11.        Records

The records relating to the services provided under this Agreement shall be the property of the Trust and shall be under its control; however, the Trust shall furnish to the Sub-Adviser such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its business.  In the event of the termination of this Agreement, such records shall promptly be returned to the Trust by the Sub-Adviser free from any claim or retention of rights therein, provided that the Sub-Adviser may retain any such records that are required by law or regulation.

12.        Confidential Treatment

All information and advice furnished by one party to the other party (including their respective agents, employees and representatives and the agents, employees, and representatives of any affiliates) hereunder shall be treated as confidential and shall not be disclosed to third parties, except as may be necessary to comply with applicable laws, rules and regulations, subpoenas, court orders, and as required in the administration and management of the Funds.  It is understood that any information or recommendation supplied or produced by Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser and the Trust.  Without limiting the foregoing, the Adviser and the Trust will only disclose portfolio information in accordance with the Trust’s portfolio information policy as adopted by the Board of Trustees.

13.        Duration of Agreement

This Agreement shall become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, the initial term will continue in effect through September 30, 2016.   Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year through September 30 of each successive year following the initial term for each Fund covered by this Agreement, as listed on Schedule A, provided that such continuation is specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund, and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser (“Independent Trustees”) cast in person at a meeting called for the purpose of voting on such approval.

14.        Termination of Agreement

This Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of each Fund, on sixty (60) days’ written notice to the Adviser and the Sub-Adviser, or by the Adviser or Sub-Adviser on sixty (60) days’ written notice to the Trust and the other party.  This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Advisory and Management Agreement between the Adviser and the Trust is assigned (as defined in the Investment Company Act) or terminates for any other reason.  This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.  Section 5 herein shall survive the termination of this Agreement.

15.        Use of Sub-Adviser’s Name

The parties agree that the name of the Sub-Adviser, the names of any affiliates of the Sub-Adviser and any derivative or logo or trademark or service mark or trade name are the valuable property of the Sub-Adviser and its affiliates.  The Sub-Adviser hereby grants the Adviser and the Trust the right to use such name(s), derivatives, logos, trademarks or service marks or trade names so long as this Agreement is in effect.  Upon termination of this Agreement, the Adviser and the Trust shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks or trade names.  The Sub-Adviser hereby consents to the names of the Funds as set forth in Schedule A to this Agreement.

16.        Amendments to the Agreement

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to exemptive relief or other interpretive guidance granted by the SEC, this

Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of each Fund (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.  The required shareholder approval shall be effective with respect to each Fund if a majority of the outstanding voting securities of each Fund (as defined in the Investment Company Act) vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other series affected by the amendment or all the series of the Trust.

17.        Assignment

No assignment (as that term is defined in the Investment Company Act) shall be made by the Sub-Adviser without the prior written consent of the Trust and the Adviser.  Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Sub-Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder.

18.        Entire Agreement

This Agreement contains the entire understanding and agreement of the parties with respect to each Fund.  The Trust is an intended third-party beneficiary of this Agreement.

19.        Headings

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

20.        Notices

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or such other address as specified in a notice duly given to the other parties.  Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

To the Adviser:	Jackson National Asset Management, LLC
225 West Wacker Drive
Suite 1200
Chicago, IL 60606
Attention: General Counsel
Email address: JNAMLegal@jackson.com

To the Sub-Adviser:	Westchester Capital Management, LLC
100 Summit Lake Drive
Valhalla, NY 10595
Attention: Bruce Rubin
Email: brubin@mergerfund.com

To the Trust:	JNL Series Trust
1 Corporate Way
Lansing, MI 48951
Attention: Chief Legal Officer
Email address: JNAMLegal@jackson.com

21.        Severability

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

22.        Trust and Shareholder Liability

The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series, the obligations hereunder shall be limited to the respective assets of each respective Fund.  The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of a Fund, nor from the Board or any individual Trustee of the Trust.

23.        Governing Law

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Illinois, or any of the applicable provisions of the Investment Company Act.  To the extent that the laws of the State of New York, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

24.        Counterpart Signatures

This Agreement may be executed in several counterparts, including via facsimile, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.

With respect to a Fund for which the Adviser has not claimed an exclusion under CFTC Regulation 4.5, the following language applies:

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

In Witness Whereof, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of this6th day of March, 2015, effective April 27, 2015.

Jackson National Asset Management, LLC

By:	/s/ Mark D. Nerud

Name:	Mark D. Nerud

Title:	President and Chief Executive Officer

Westchester Capital Management, LLC

By:	/s/ Bruce Rubin

Name:	Bruce Rubin

Title:	COO/CCO

Schedule A
April 27, 2015

Funds
JNL/Westchester Capital Event Driven Fund

Schedule B
April 27, 2015
 (Compensation)

JNL/Westchester Capital Event Driven Fund
Average Daily Net Assets	Annual Rate
All Assets	0.85%

Amendment to

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Westchester Capital Management, LLC

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and Westchester Capital Management, LLC, a Limited Liability Company organized in the State of Delaware (the “Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Investment Sub-Advisory Agreement effective as of the 27th day of April, 2015 (the “Agreement”), as amended, whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to an investment portfolio of JNL Series Trust (the “Trust”), as listed on Schedule A of the Agreement.

Whereas, the parties have also agreed to amend the Agreement to add the following fund and the fund’s respective fees, effective March 2, 2016:

JNL Multi-Manager Alternative Fund (for the portion of assets managed by Westchester Capital Management, LLC).

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement, as follows:

1.	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated March 2, 2016, attached hereto.

2.	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated March 2, 2016, attached hereto.

Each of the parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed, effective March 2, 2016.

Jackson National Asset Management, LLC		Westchester Capital Management, LLC

By:	/s/ Mark D. Nerud	By:	/s/ Bruce Rubin
Name:	Mark D. Nerud	Name:	Bruce Rubin
Title:	President and CEO	Title:	COO

Schedule A
Dated March 2, 2016

Funds
JNL Multi-Manager Alternative Fund (for the portion of assets managed by Westchester Capital Management, LLC)
JNL/Westchester Capital Event Driven Fund

Schedule B
Dated March 2, 2016
(Compensation)

JNL Multi-Manager Alternative Fund (for the portion of assets managed by Westchester Capital Management, LLC)
Average Daily Net Assets	Annual Rate
All Assets	0.85%

JNL/Westchester Capital Event Driven Fund
Average Daily Net Assets	Annual Rate
All Assets	0.85%

Exhibit B

Prospectus Comparison for the
JNL Multi-Manager Alternative Fund

JNL Multi-Manager Alternative Fund
Class A

Investment Objective.   The investment objective of the Fund is to seek long term growth of capital.

Expenses.   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund , whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	1.75%
Distribution and/or Service (12b-1) Fees	0.20%
Other Expenses[1,2]	0. 56%
Acquired Fund Fees and Expenses [3]	0.07%
Total Annual Fund Operating Expenses	2. 58%
Less Waiver/Reimbursement [4]	0.40%
Total Annual Fund Operating Expenses After Wavier/Reimbursement [5]	2. 18%
1 “Other Expenses” are based on amounts incurred during the period ended December 31, 2015. The amount includes the costs associated with the Fund’s short sales on equity securities. When a cash dividend is declared on a security for which the Fund holds a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. In addition, the Fund incurs borrowing fees related to short sale transactions. The annualized ratios of dividend expense on short sales and borrowing fees related to short sales to assets for the period were 0.36%. The Fund’s actual dividend expense and borrowing fees on securities sold short in future periods may be significantly higher or lower than the amounts above due to, among other factors, the extent of the Fund’s short positions, the actual dividends paid with respect to the securities the Fund sells short, and the actual timing of the Fund’s short sale transactions, each of which is expected to vary over time.
2 “Other Expenses” include an Administrative Fee of 0.20% which is payable to Jackson National Asset Management, LLC (“JNAM” or “Adviser”).
3 Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies. Accordingly, the expense ratio presented in the Financial Highlights section of the prospectus will not correlate to the Total Annual Operating Expenses disclosed above.
4 Jackson National Asset Management, LLC has contractually agreed to waive 0.40% of the management fees of the Fund for all net assets.   The fee waiver will continue for at least one year from the date of the current Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver. Written notice of any such change in or elimination of the waiver shall be provided by the Adviser to the Board of Trustees within 30 days prior to the end of the then current term. This fee waiver is subject to yearly review and approval by the Board of Trustees.
5 Expense information has been restated to reflect current fees.

Expense Example.   This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.   Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund , whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.   The example also assumes that the Fund operating expenses remain the same and the contractual expense limitation agreement is not renewed.   Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class A
1 year	3 years	5 years	10 years
$221	$765	$1,335	$2,885

Portfolio Turnover (% of average value of portfolio).   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over ” its portfolio).   A higher portfolio turnover rate may indicate higher transaction costs.   These costs, which are not reflected in annual fund operating expenses or in the E xpense E xample, affect the Fund’s performance.

Period	Class A
4/27/2015 – 12/31/2015	178%

Principal Investment Strategies. The Fund seeks to achieve its investment objective by allocating among a variety of alternative strategies managed by unaffiliated investment managers (“Sub-Advisers”). Each of the Sub-Advisers generally provides day-to-day management for a portion of the Fund’s assets.

Each Sub-Adviser may use different investment strategies in managing Fund assets, acts independently from the others, and uses its own methodology for selecting investments. Jackson National Asset Management, LLC (“JNAM” or “Adviser”) is responsible for identifying and retaining the Sub-Advisers for the selected strategies and for monitoring the services provided by the Sub-Advisers. JNAM provides qualitative and quantitative supervision as part of its process for selecting and monitoring the Sub-Advisers. JNAM is also responsible for selecting the Fund’s alternative investment strategies and for determining the amount of Fund assets to allocate to each Sub-Adviser. Based on JNAM’s ongoing evaluation of the Sub-Advisers, JNAM may adjust allocations among Sub-Advisers.

Below are the principal investment strategies for each strategy, but the Sub-Advisers may also implement other investment strategies in keeping with the strategy’s objective.

Equity Long/Short Strategies

•
Lazard Asset Management, LLC (“Lazard”) employs a long/short equity strategy that seeks to achieve long-term capital appreciation by investing in attractive opportunities around the world, including emerging markets.

•
First Pacific Advisors, LLC (“FPA”) pursues a contrarian value strategy that seeks to identify absolute value opportunities across the capital structure, and in a variety of market caps, geographies and sectors with the long-term objective of achieving equity rates of return with less risk than the market. Being contrarian in nature, means the team will not pay close attention to benchmark weightings and is willing to hold meaningful amounts of cash for prolonged period if opportunities do not present themselves. FPA defines “value” as companies whose equity securities trading at a substantial discount to private market value. Investments typically include common and preferred stock, convertible securities, corporate, high yield, and government debt. Targeted short selling is generally used to lower volatility in the portfolio and help preserve capital in the portfolio.

•
Invesco Advisers, Inc. (“Invesco”) pursues a U.S. market neutral strategy that seeks to add value from a broadly diversified portfolio of U.S. stocks by capturing performance spread between its long and short holdings. When seeking long positions, Invesco considers the most attractive stocks to be those: 1) with strong and improving fundamentals, 2) supportive price behavior, 3) run by shareholder-friendly managers, and 4) available at an attractive discount. When seeking short positions, Invesco considers the least attractive stocks to be those with: 1) poor or deteriorating fundamentals, 2) poor price and/or earnings momentum, 3) management teams that put their own interests ahead of shareholders, and 4) unattractive valuations. Invesco seeks to neutralize the general risks associated with stock market investing by keeping its market sensitivity or beta close to zero and is also dollar-, beta-, sector-, and style-neutral.

Event Driven and Merger Arbitrage Strategies

Babson Capital Management LLC (“Babson Capital ”) pursues a long/short event driven strategy that predominantly invests in the equity and fixed income securities of U.S. domiciled companies. The strategy relies on intense fundamental research of small and mid-cap companies and focuses on overlooked and misunderstood situations where there is a specific catalyst to drive value, such as a reorganization, bankruptcy, recapitalization or changes to dividend policy. The strategy may also use industry and broad market ETFs as a component of its hedging strategy. Effective April 25, 2016, Babson Capital will cease to be a Sub-Adviser to the Fund.

•
Westchester Capital Management, LLC (“Westchester”) employs a merger arbitrage strategy (“Merger Arbitrage Strategy”) that invests in the common stock, preferred stock, corporate debt, derivatives, total return swaps and/or contracts for difference and, occasionally, warrants of companies which are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the simplest form of merger-arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition.

Relative Value Strategies

•
BlueBay Asset Management LLP (“BlueBay ”) invests predominantly in below investment grade fixed income worldwide, with a strong bias towards North America and Europe. The strategy aims to allocate flexibly between bonds and loans, while tactically hedging various credit, interest rate, and currency risks.

•
Lazard invests in convertible securities, preferred securities, equity, and debt, with the objective of current income, long-term capital appreciation and principal protection. Lazard’s Portfolio Management Team constructs a diversified portfolio of convertible securities, preferred stocks, equity, and debt that have been evaluated on relative valuation and risk attributes.

Global Macro Strategy

•
Western Asset Management Company (“Western Asset ”) focuses under normal circumstances seeking to achieve its investment objective by implementing an opportunistic investing strategy. Western Asset attempts to identify and capitalize on attractive relative-value opportunities principally in fixed income markets around the globe by investing in a variety of securities and other instruments. The strategy invests in fixed-income securities, up to 50% below investment-grade and up to 50% in un-hedged

non-U.S. investments, and may also invest up to 50% emerging markets.

The Fund may invest in securities and other financial instruments of companies of any market capitalization. The Fund may invest in securities and other financial instruments available in and which have exposure to both U.S. and non-U.S. markets, including emerging markets, which can be U.S. dollar-denominated or non-U.S. dollar-denominated and may be currency hedged or un-hedged. The Fund may invest up to 35% of its total assets in high yield or junk bonds, corporate loans and distressed securities.

Up to 15% of the Fund’s net assets may be invested in illiquid investments.

The Fund is a “non-diversified” fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.

•
Allocation risk – The Fund’s ability to achieve its investment objective depends upon the investment manager’s analysis of such factors as macroeconomic trends, outlooks for various industries and asset class valuations, and its ability to select an appropriate mix of asset classes and Underlying Funds based on its analysis of such factors. The Fund is subject to the risk of changes in market and economic conditions in the selection and percentages of allocations among Underlying Funds.

•
Borrowing risk – Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing will typically cause a Fund to segregate (cover) assets sufficient to cover 300% of any amounts borrowed. Borrowing may cause the Fund to increase its cash position and/or liquidate positions when it may not be advantageous to do so to satisfy its obligations.

•
Commodity risk – Commodity prices can be extremely volatile and may be directly or indirectly affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international regulatory, political, and economic developments (e.g., regime changes and changes in economic activity levels).

•
Concentration risk – To the extent that the Fund focuses on particular countries, regions, industries, sectors, issuers, types of investment or limited number of securities from time to time, the Fund may be subject to greater risks of adverse economic, business or political developments than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

•
Convertible securities risk – Convertible securities have investment characteristics of both equity and debt securities.   Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and conversion price.   While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.   The value of the convertible and debt securities may fall when interest rates rise.   Securities with longer durations tend to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations.   Due to their hybrid nature, convertible securities are typically more sensitive to changes in interest rates than the underlying common stock, but less sensitive than a fixed rate corporate bond.

•
Corporate loan and bank loan risk – Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at “floating” rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest.  However, the market for these loans may not be sufficiently liquid, and the Fund may have difficulty selling them.

•
Counterparty risk – A Fund that enters into contracts with counterparties, such as repurchase or reverse repurchase agreements or over-the-counter (“OTC”) derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, files for bankruptcy, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. Counterparty risk is heightened during unusually adverse market conditions.

•
Credit risk – The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

•
Derivatives risk – Investments in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment. Derivatives also are subject to liquidity risk, interest rate risk, market risk, counterparty risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index.
•
Emerging markets and less developed counties risk – Emerging market and less developed countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. Investments in emerging market and less developed countries are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets. Investments in emerging markets involve greater risk from economic and political systems that typically are less developed, and likely to be less stable, than those of more advanced countries. The Fund also will be subject to the risk of adverse foreign currency rate fluctuations. As a result of these risks, investments in emerging market securities tend to be more volatile than investments in developed countries.

•
Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed income securities. The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities. The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

•
Event driven and special situations risk – At times, the Fund may seek to benefit from what are considered “special situations,” such as mergers, acquisitions, consolidations, liquidations, spin-offs, or tender or exchange offers, reorganizations, restructurings or other unusual events that are expected to affect a particular issuer. Such special situations may involve so-called “distressed companies,” the debt obligations of which typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are more likely to become worthless. There is a risk that the expected change or event might not occur, which could cause the price of the security to fall, perhaps sharply.

•
Extension risk – When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

•
Fixed income risk – The prices of fixed income securities response to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers. Rising interest rates generally will cause the prices of bonds and other fixed income debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Bonds and other fixed income debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a fixed income security will fail to make timely payments of principal or interest and the security will go into default.

•
Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America. Through its ownership structure, the Adviser has a number of global financial industry affiliated entities. As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities. The Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements. Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as, the timing of such purchases or sales. These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance.

•
Foreign securities risk – These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Such events may adversely affect the value of securities issued by companies in foreign countries or regions. This risk is especially high in emerging markets. In addition, the economies of certain foreign markets may not compare favorably with the economy of the U.S. with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. There may be less publicly available information and more volatile or less liquid markets.

•
High-yield bonds, lower-rated bonds, and unrated securities risk – High-yield bonds, lower-rated bonds, and unrated securities are broadly referred to as “junk bonds,” and are considered below “investment-grade” by national ratings agencies. Junk bonds are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations.

•
Inflation-indexed securities risk – Inflation-indexed securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-indexed security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. In periods of deflation, the Fund may not receive any income from such investments.

•
Interest rate risk – When interest rates increase, fixed income securities generally will decline in value. Long-term fixed income securities normally have more price volatility than short-term fixed income securities. The value of equity investments, such as utilities and real estate securities, may be sensitive to interest rate changes.

•
Investment in other investment companies risk – As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

•
Investment style risk – Value stocks may not increase in price if other investors fail to recognize a security’s potential worth, or the factors that are expected to increase the price of a security do not occur. Over market cycles, different investment styles may sometimes outperform other investment styles (for, example, growth investing may outperform value investing).

•
Leverage risk – Certain transactions, such as reverse repurchase agreements, loans of portfolio securities, dollar rolls, buy backs, futures, forwards, and the use of when-issued, delayed delivery or forward commitment transactions, or other derivative instruments, include the use of leverage and may cause the Fund to liquidate portfolio positions at disadvantageous times to satisfy its obligations or to meet segregation requirements. The effect of using leverage is to amplify the Fund’s gains and losses in comparison to the amount of the Fund’s assets (that is, assets other than borrowed assets) at risk, thus causing the Fund to be more volatile.

•
Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

•
Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the manager’s investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.

•
Market risk – All forms of securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

•	Mid-capitalization investing risk – The prices of securities of mid-capitalization companies tend to fluctuate more widely and erratically than those of larger, more established companies.
•
Mortgage-related and other asset-backed securities risk – Rising interest rates tend to extend the duration of mortgage-related and other asset-backed securities, making them more sensitive to changes in interest rates and exhibit additional volatility. When interest rates decline, borrowers may pay off their mortgages or other loans sooner than expected, which can reduce the returns.

•
Non-diversification risk – The Fund is considered non-diversified. As such, the Fund may invest in a limited number of issuers. With a smaller number of different issuers, there is more risk than holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation of total return and share price of a non-diversified portfolio.

•
Prepayment risk – During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date and that the Fund may have to reinvest the proceeds in an investment that may have lower yields than the yield on the prepaid debt security.

•
Real estate investment risk – Real estate is affected by general economic conditions and legal, cultural or technological developments. When growth is slowing, demand for property decreases and prices may decline. Real estate company share prices may drop because of the failure of borrowers to pay their loans and poor management.

•
Settlement risk – Settlement risk is the risk that a settlement in a transfer system does not take place as expected. When a Fund enters into certain contracts with counterparties, such as over-the-counter derivatives contracts, it faces the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

•
Short sales risk – The Fund may take a short position in a derivative instrument, such as a future, forward or swap. A short sale may be affected by selling a security that the fund does not own. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Short sales involve greater reliance on the investment manag3er’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction and other costs (that will reduce potential Fund gains and increase potential Fund losses), and imperfect correlation between the actual and desired level of exposure. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The Fund’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund’s overall potential for loss more than it would be without the use of leverage. Short positions typically involve increased liquidity risk and transaction costs, and the risk that the third party to the short sale may fail to honor its contract terms.

•	Small cap investing risk – Investing in smaller companies, some of which may be newer companies or start-ups, generally involves greater risks than investing in larger, more established ones.
•
Sovereign debt risk – These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay, request additional loans or otherwise restructure its debt. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

•
U.S. Government securities risk – Obligations issued by agencies and instrumentalities of the U.S. Government vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right of the issuer to borrow from the U.S. Treasury; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer’s obligations; or (iv) supported only by the credit of the issuer. The maximum potential liability of the issuers of some U.S. Government securities may greatly exceed their current resources, or their legal right to support from the U.S. Treasury.

•
Warrants risk – If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Performance. Performance for the Fund has not been included because the Fund has not yet commenced operations. Performance, which provides some indication of the risks of investing in the Fund, will be available once the Fund has completed one full calendar year of operations.

Portfolio Management.

Investment Adviser:
Jackson National Asset Management, LLC (“JNAM”)

Sub-Advisers:
Babson Capital Management LLC (“Babson Capital”)
BlueBay Asset Management LLP (“BlueBay”)
First Pacific Advisors, LLC (“FPA”)
Invesco Advisers, Inc. (“Invesco”)
Lazard Asset Management, LLC (“Lazard”)
Westchester Capital Management, LLC (“Westchester”)
Western Asset Management Company (“Western Asset”)

Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
William Harding	April 2015	Senior Vice President, Chief Investment Officer and Portfolio Manager (JNAM)
Sean Hynes	April 2015	Portfolio Manager (JNAM)
Mark Pliska, CFA	April 2015	Portfolio Manager (JNAM)
Robert M. Feingold	April 2015	Managing Director (Babson Capital)
Stephen Ehrenberg	April 2015	Managing Director (Babson Capital)
Anthony Robertson	April 2015	Senior Portfolio Manager (BlueBay)
Richard Cazenove	April 2015	Portfolio Manager (BlueBay)
Mark Landecker, CFA	April 2015	Portfolio Manager (FPA)
Steven Romick, CFA	April 2015	Portfolio Manager (FPA)
Brian A. Selmo, CFA	April 2015	Portfolio Manager (FPA)

Name:	Joined Fund Management Team In:	Title:
Glen Murphy, CFA	April 2015	Director of Portfolio Management, Portfolio Manager (Invesco)
Andrew Waisburd, PhD	April 2015	Director of Research, Portfolio Manager (Invesco)
Sean H. Reynolds	April 2015	Managing Director, Portfolio Manager/Analyst (Lazard)
Frank Bianco, CFA	April 2015	Director, Portfolio Manager/Analyst (Lazard)
Chris Sferruzzo	April 2015	Director, Portfolio Manager/Analyst (Lazard)
Jean-Daniel Malan	April 2015	Director, Portfolio Manager/Analyst (Lazard)
Roy D. Behren	March 2016	Portfolio Manager (Westchester)
Michael T. Shannon	March 2016	Portfolio Manager (Westchester)
S. Kenneth Leech	April 2015	Director (Western Asset)
Prashant Chandran	April 2015	Portfolio Manager (Western Asset)

Purchase and Redemption of Fund Shares
Only separate accounts of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in the Fund. Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account or plan through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information
The Fund’s shareholders are separate accounts of Jackson or Jackson NY and mutual funds owned directly or indirectly by such separate accounts .   Accordingly, the Fund’s dividends and other distributions are not taxable to you, the contract owner or plan participant, but no further discussion is included about the U.S. federal income tax consequences to you.  You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal income consequences to you of your contract, policy or plan .

Payments to Broker-Dealers and Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.

JNL Multi-Manager Alternative Fund
Class A

Investment Objective. The investment objective of the Fund is to seek long term growth of capital.

Principal Investment Strategies. The Fund seeks to achieve its investment objective by allocating among a variety of alternative strategies managed by unaffiliated investment managers (“Sub-Advisers”). Each of the Sub-Advisers generally provides day-to-day management for a portion of the Fund’s assets.

Each Sub-Adviser may use different investment strategies in managing Fund assets, acts independently from the others, and uses its own methodology for selecting investments. Jackson National Asset Management, LLC (“JNAM” or “Adviser”) is responsible for identifying and retaining the Sub-Advisers for the selected strategies and for monitoring the services provided by the Sub-Advisers. JNAM provides qualitative and quantitative supervision as part of its process for selecting and monitoring the Sub-Advisers, as described in the “Management of the Trust” section of this prospectus. JNAM is also responsible for selecting the Fund’s alternative investment strategies and for determining the amount of Fund assets to allocate to each Sub-Adviser. Based on JNAM’s ongoing evaluation of the Sub-Advisers, JNAM may adjust allocations among Sub-Advisers.

Below are the principal investment strategies for each strategy, but the Sub-Advisers may also implement other investment strategies in keeping with the strategy’s objective.

Equity Long/Short Strategies

•
Lazard employs a long/short equity strategy (as described below) that seeks to achieve long-term capital appreciation by investing in attractive opportunities around the world, including emerging markets. The investment approach utilizes bottom-up fundamental stock selection driven by Lazard’s global research resources and adheres to an investment philosophy that places risk management and capital preservation at its core.

•
FPA pursues a contrarian value strategy that seeks to identify absolute value opportunities across the capital structure, and in a variety of market caps, geographies and sectors with the long-term objective of achieving equity rates of return with less risk than the market. Being contrarian in nature, means the team will not pay close attention to benchmark weightings and is willing to hold meaningful amounts of cash for prolonged period if opportunities do not present themselves. FPA defines “value” as companies whose equity securities trading at a substantial discount to private market value. FPA determines value through intensive fundamental analysis. Investments typically include common and preferred stock, convertible securities, corporate, high yield, and government debt. Targeted short selling is generally used to lower volatility in the portfolio and help preserve capital in the portfolio. The resulting gross exposure of the portfolio will tend to be in the range of 50%-70% and net market exposure will tend to be in the range of 45%-65%.

•
Invesco pursues a U.S. market neutral strategy that seeks to add value from a broadly diversified portfolio of U.S. stocks by capturing performance spread between its long and short holdings. In order to identify likely long and short candidates, the investment team uses its proprietary stock selection model which ranks every security in the investable universe relative to its industry peers. All else equal, the most attractive stocks are those: 1) with strong and improving fundamentals, 2) supportive price behavior, 3) run by shareholder-friendly managers, and 4).available at an attractive discount. When seeking short positions, Invesco considers the least attractive stocks to be those with: 1) poor or deteriorating fundamentals, 2) poor price and/or earnings momentum, 3) management teams that put their own interests ahead of shareholders, and 4) unattractive valuations. The strategy aims to neutralize the general risks associated with stock market investing by keeping its market sensitivity or beta close to zero and is also dollar-, beta-, sector-, and style-neutral. As a result, returns are highly dependent on management’s skill in selecting stocks and determining sector weighting. The strategy has the potential to deliver positive returns whenever the long holdings outperform the short holdings regardless of the direction of the market.

Event Driven and Merger Arbitrage Strategies

•
Babson Capital pursues a long/short event driven strategy that predominantly invests in the equity and fixed income securities of U.S. domiciled companies. The strategy relies on intense fundamental research of small and mid-cap companies and focuses on overlooked and misunderstood situations where there is a specific catalyst to drive value, such as a reorganization, bankruptcy, recapitalization, or changes to dividend policy. Babson Capital’s strategy is to achieve attractive risk-adjusted returns by investing in companies whose equity securities are trading below intrinsic value, while generating strong free cash flow and exhibiting free cash flow growth. In each situation, they also look to identify a catalyst that will drive value creation. Babson Capital’s strategy is to be short securities of companies they deem to be overvalued, poorly managed, have negative free cash flow, or face difficult industry conditions. The strategy may also use industry and broad market ETFs as a component of its hedging strategy. The resulting portfolio generally has had net exposure of 20%-60% on average historically. Effective April 25, 2016, Babson Capital will cease to be a Sub-Adviser to the Fund.

•
Westchester employs a merger arbitrage strategy that invests in the common stock, preferred stock, corporate debt, derivatives, total return swaps and/or contracts for difference and, occasionally, warrants of companies which are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the simplest form of merger-arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition.

Relative Value Strategies

•
BlueBay invests predominantly in below investment grade fixed income worldwide, with a strong bias towards North America and Europe. The strategy aims to allocate flexibly between bonds and loans, while tactically hedging various credit, interest rate, and currency risks. BlueBay aims to achieve the targeted return by employing a rigorous investment process, driven by high quality proprietary research emphasizing capital preservation, while operating within a practical framework of risk controls.

•
Lazard invests in convertible securities, preferred securities, equity, and debt, with the objective of current income, long-term capital appreciation and principal protection. Utilizing both quantitative and fundamental analysis to determine the best portfolio candidates, Lazard’s Portfolio Management Team constructs a diversified portfolio of convertible securities, preferred stocks, equity, and debt that have been evaluated on relative valuation and risk attributes. The strategy also will use derivatives and other securities, such as index or sector ETFs to seek to minimize market and interest rate risk.

Global Macro Strategy

•
Western Asset focuses under normal circumstances seeking to achieve its investment objective by implementing an opportunistic investing strategy. Western Asset attempts to identify and capitalize on attractive relative-value opportunities principally in fixed income markets around the globe by investing in a variety of securities and other instruments. The strategy invests in fixed-income securities, up to 50% below investment-grade and up to 50% in un-hedged non-U.S. investments, and may also invest up to 50% emerging markets.

JNAM also may choose to allocate the Fund’s assets to additional strategies in the future. There is no assurance that any or all of the strategies discussed in this prospectus will be used by JNAM or the Sub-Advisers.

JNAM may also manage Fund assets directly to seek to enhance returns, or to hedge and to manage the Fund’s cash and short-term instruments.

JNAM and the Sub-Advisers will implement the various alternative investment strategies by taking long and/or short positions in a broad range of asset classes, such as equity securities, fixed - income, derivatives, other investment companies, currency- and commodity-related instruments and structured products. Long positions benefit from an increase in the price of the underlying instrument or asset class, while short positions benefit from a decrease in that price. The Fund has flexibility in the relative weighting of each asset class and expects to vary the percentages of assets invested in each asset class from time to time. JNAM’s allocations to the underlying Sub-Advisers will be a function of a variety of factors including each underlying strategy’s expected returns, volatility, correlation, and contribution to the Fund’s overall risk profile. In addition, we will also consider whether a particular market environment or more or less conducive to the underlying strategy.   The Fund may invest in securities and other financial instruments of companies of any market capitalization. The Fund may invest in securities and other financial instruments available in and which have exposure to both U.S. and non-U.S. markets, including emerging markets, which can be U.S. dollar-denominated or non-U.S. dollar-denominated and may be currency hedged or un-hedged. The Fund may invest up to 35% of its total assets in high yield or junk bonds, corporate loans and distressed securities.   Junk bonds are fixed - income securities rated below investment-grade by independent rating agencies or are bonds that are unrated but that the Sub-Adviser believes are of comparable quality.   The Fund may invest in corporate loans. Up to 15% of the Fund’s net assets may be invested in illiquid investments.

The Fund may invest in a variety of equity securities, including common stock, preferred stock, rights and warrants to purchase common stock, depositary receipts, securities convertible into common and preferred stock and non-convertible preferred stock. Additionally, from time to time, the Fund may invest in shares of companies through initial public offerings (“IPOs”).

With respect to the Fund’s fixed - income investments, the Fund may invest in a variety of instruments including bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.   The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The Fund may also invest in exchange traded notes (“ETNs”) . The average portfolio duration of the fixed - income portion of the Fund will vary based on the Sub-Advisers’ and JNAM’s forecast of interest rates and there are no limits regarding portfolio duration or average maturity.

The Fund may invest in other pooled investment vehicles, including other investment companies, European registered investment funds (“UCITS”), real estate investment trusts (“REITs”), private investment funds, and partnership interests, including master limited partnerships (“MLPs”). A private investment fund is a type of financial investment company that is generally exempt from federal securities regulations and laws and has either less than 100 investors or where its member investors have substantial funds invested elsewhere. Unless otherwise indicated, references to the Fund’s investments and related risk factors in this prospectus and the Statement of Additional Information (“SAI”) include investments by any underlying mutual funds, or other pooled investment vehicles in which the Fund may invest.

Consistent with the Fund’s objectives, the Fund may from time to time purchase derivative securities, such as forward currency contracts and currency futures , contracts for difference, total return swaps, warrants, and options, to, among other reasons, manage foreign currency exposure, provide liquidity, provide exposure not otherwise available, manage risk and implement investment strategies in a more efficient manner.   The Fund may invest in derivative instruments that combine features of these instruments or are developed from time to time. The Fund expects to utilize contracts for difference, swap agreements and other derivative instruments to maintain a significant portion of its long and short positions. The Fund may seek to gain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as repurchase agreements, reverse repurchase agreements or dollar rolls). The Fund may (but is not required to) invest in derivatives, including put and call options, futures, forward contracts and swaps, in lieu of investing directly in a security, currency or instrument, for hedging and non-hedging purposes.   The pooled investment vehicles in which the Fund may invest may, to varying degrees, also invest in derivatives.

The Fund is a “non-diversified” fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The following descriptions of the principal risks does not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments. As a managed portfolio the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective. A variety of specific factors may influence its investment performance, such as the following:

•	Allocation risk
•	Borrowing risk
•	Commodity risk
•	Concentration risk
•	Convertible securities risk
•	Corporate loan and bank loan risk
•	Counterparty risk
•	Credit risk
•	Derivatives risk
•	Emerging markets and less developed countries risk
•	Equity securities risk
•	Event driven and special situations risk
•	Extension risk
•	Fixed - income risk
•	Foreign regulatory risk
•	Foreign securities risk
•	High-yield bonds, lower-rated bonds, and unrated securities risk
•	Inflation-indexed securities risk
•	Interest rate risk
•	Investment in other investment companies risk
•	Investment style risk
•	Leverage risk
•	Liquidity risk
•	Managed portfolio risk
•	Market risk
•	Mid-capitalization investing risk
•	Mortgage-related and other asset-backed securities risk

•	Non-diversification risk
•	Prepayment risk
•	Real estate investment risk
•	Settlement risk
•	Short sales risk
•	Small - cap italization investing risk
•	Sovereign debt risk
•	U.S. Government securities risk
•	Warrants risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks. There may be other risks that are not listed herein that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use. For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks). There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective. Those additional risks are:

•	Expense risk
•	Temporary defensive positions and large cash positions risk
•	When-issued and delayed delivery securities and forward commitments risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risk and restrictions that may apply to it.

The Adviser, Sub-Advisers and Portfolio Management. The allocations for the Fund are made by JNAM. JNAM is located at 225 West Wacker Drive, Chicago, Illinois 60606. JNAM is the investment adviser to the Trust and other affiliated investment companies and provides the Trust and other affiliated investment companies with professional investment supervision and management. JNAM is an indirect wholly owned subsidiary of Prudential plc, a publicly traded life insurance company in the United Kingdom. Prudential plc is not affiliated with Prudential Financial Inc.

The following individuals are responsible for executing trades and allocation of capital to the various strategies for the Fund:

Mr. Harding is Senior Vice President and Chief Investment Officer for JNAM since July 2014. Mr. Harding was a Vice President, Head of Investment Management from October 2012 to June 2014. Mr. Harding leads the Investment Management function responsible for oversight of sub-advisor performance and risk, due diligence and manager research. Mr. Harding was previously the Head of Manager Research for Morningstar Inc.’s Investment Management division and has over 15 years of investment experience including asset allocation, manager research, portfolio management, and performance evaluation. Mr. Harding graduated from the University of Colorado, Boulder with a Bachelor of Science degree in Business. He holds an MBA from Loyola University Chicago and he is a Chartered Financial Analyst.

Mr. Hynes is Director, Investment Management for JNAM since April 2013. Mr. Hynes provides leadership for the performance analysis and due diligence review of external investment managers. He develops and maintains key relationships with asset managers and provides leadership and direction to Investment Management staff. Prior to joining JNAM, Mr. Hynes was an Investment Manager for Morningstar Investment Services, a wholly-owned subsidiary of Morningstar Inc., and a research associate for Managers Investment Group. Mr. Hynes holds a Bachelor of Science degree in Mathematics from the University of Notre Dame, and an MBA from Carnegie Mellon University. He is a CFA and CAIA charterholder.

Mr. Pliska, CFA, is a Portfolio Manager for JNAM. Mr. Pliska is responsible for manager research, portfolio construction, and asset allocation of Funds. Prior to joining JNAM in 2011, Mr. Pliska worked as an Investment Analyst for Plan Sponsor Advisors from 2008 to 2011, where he was responsible for the selection and monitoring of investment managers, client reporting, and asset allocation for defined contribution and defined benefit plans, and prior to that, Mr. Pliska was a Research Analyst for DWM Financial Group from 2006 to 2008. Mr. Pliska is a National Merit Scholar and holds a B.A. in Economics from the University of Kansas.

The Sub-Advisers to the JNL Multi-Manager Alternative Fund are:

Babson Capital, located at 1500 Main Street, Springfield, Massachusetts, 01115, is a global investment management organization that manages over $206 billion.

The following individuals are primarily responsible for the day-to-day management of the Babson Capital strategy of the Fund’s portfolio:

Robert Feingold is a Managing Director and Lead Portfolio Manager at Babson Capital. Mr. Feingold is the Lead Portfolio Manager of the Event Driven Investment Team at Babson and Head of the Alternative Funds group. Mr. Feingold has several years of experience managing fixed income and equity portfolios on a levered and unlevered basis. He has experience managing hedge funds since 2004 and absolute return strategies since 1999. His specialty is below investment grade credit products and small cap equities. Mr. Feingold joined Babson Capital in November 2000 as a Managing Director and Portfolio Manager. Prior to joining Babson Capital, Mr. Feingold co-founded Triumph Capital’s high yield group and headed the firm’s high yield research effort. Mr. Feingold also has worked as a Vice President and investment analyst at Wellington Management Company, LLC and an investment banker at Houlihan Lokey Howard and Zukin, a boutique investment banking firm specializing in financial restructuring and equity valuation. Prior to business school, Mr. Feingold was credit trained at Fleet Bank, N.A. where he worked as a portfolio manager. Mr. Feingold holds a B.S. in Finance from Georgetown University (Magna Cum Laude) and an MBA from Northwestern University’s J.L. Kellogg Graduate School of Management with concentrations in Finance and Management Strategy.

Stephen Ehrenberg is a Managing Director and Portfolio Manager. Mr. Ehrenberg is a Portfolio Manager for the Event Driven Investment Team at Babson. Steve performs equity, credit and distressed analysis for the investments in the fund. He has over 12 years of industry experience. Prior to joining Babson Capital in 2004, he worked in capital markets at MassMutual as part of their executive development program. Mr. Ehrenberg holds a B.S. in Mechanical Engineering from the United States Military Academy at West Point (Phi Beta Kappa) and an M.B.A. from the University of Michigan Business School, where he received his degree with high distinction. Prior to attending business school, Mr. Ehrenberg served as a Captain in the U.S. Army, where he held numerous leadership positions and graduated from both Airborne and Ranger School. He is also a member of the CFA Institute.

BlueBay is a U.K. limited liability partnership and a wholly-owned subsidiary of Royal Bank of Canada (“RBC”) and part of the RBC Asset Management division, RBC Global Asset Management, group of companies. BlueBay was established in 2001 as a specialist manager of fixed income products, offering clients a diverse range of investment strategies of different return/risk profiles, in order to cater to a variety of investor-specific return/risk appetites. More specifically, BlueBay manages a wide range of long-only, alternative, specialist fixed income portfolios for both funds and separate accounts that focus on four sub-asset classes of fixed income: convertible bonds, high yield/distressed debt, global emerging market debt and investment grade debt. BlueBay seeks to provide asset management services characterized by a belief in the value of active management, a strong investment process, a focus on capital preservation and the generation of attractive risk-adjusted returns for all its investment strategies. BlueBay is located at 77 Grosvenor Street, W1K 3JR London, United Kingdom and has been registered with the SEC as an investment advisor since 2002, and is authorized and regulated by the UK Financial Conduct Authority. BlueBay employed 416 individuals and had $ 57.3 billion in assets under management as of December 31, 2015 .

The following individuals are primarily responsible for the day-to-day management of the BlueBay strategy of the Fund’s portfolio:

Anthony Robertson, Partner, Head of Global Leveraged Finance Group, Senior Portfolio Manager, joined the firm in August 2004 from Putnam Investments (formerly New Flag Asset Management) where he was a Senior Portfolio Manager responsible for European high yield portfolios. Prior to Putnam, Mr. Robertson held similar roles at Standard Asset Management, London & Capital Asset Management, and the West Merchant Bank (West LB). Mr. Robertson received his Bachelor of Commerce (Hons) from the University of Natal.

Richard Cazenove, Portfolio Manager, Absolute Return Credit Strategies, is a Portfolio Manager focusing on Absolute Return Strategies within the Global Leveraged Finance group. Mr. Casenove joined BlueBay in July 2003 from UBS Warburg where he spent six years both in the Leveraged Finance and High Yield Research Departments after joining as part of the graduate programme. Mr. Ca z enove holds an MA in Social and Political Science from the University of Cambridge.

FPA is located in Los Angeles, California. FPA is independently owned with 27 investment professionals and 77 employees in total. Currently, FPA manages approximately $3 0 billion across six equity strategies and one fixed income strategy. FPA’s equity and fixed income styles are linked by a common fundamental value orientation. FPA’s goal is to provide a consistent, risk-averse and disciplined approach to long-term investing in individual securities with the objective of achieving superior total returns for client portfolios.

The following individuals are primarily responsible for the day-to-day management of the FPA strategy of the Fund’s portfolio:

Mark Landecker, CFA, Partner, joined FPA in 2009. He serves as Portfolio Manager for the FPA Crescent Fund.  Prior to joining FPA, Mr. Landecker served as Portfolio Manager at both Kinney Asset Management and Arrow Investments, Inc., and as associate at

TD Capital and PricewaterhouseCoopers.  Mr. Landecker earned a BBA (with honors) from the Schulich School of Business, York University, Toronto, Canada.

Steven Romick, CFA, Managing Partner, joined FPA in 1996. He serves as Portfolio Manager of the FPA Contrarian Value Strategy.  Prior to joining FPA, Mr. Romick was Chairman of Crescent Management and a consulting security analyst for Kaplan, Nathan & Co. Mr. Romick earned a Bachelor’s degree in Education from Northwestern University.

Brian A. Selmo, CFA, Partner, joined FPA in 2008. He serves as Portfolio Manager for the FPA Crescent Fund and Director of Research for the FPA Contrarian Value Strategy.  Prior to joining FPA, Mr. Selmo was founder and managing member of Eagle Lake Capital, LLC, and Portfolio Manager of its predecessor.  Previously, Mr. Selmo was an analyst at Third Avenue Management and Rothschild, Inc.  Mr. Selmo earned a Bachelor’s degree in Economics (with honors) from The Johns Hopkins University, where he graduated Phi Beta Kappa.

Invesco is located at 1555 Peachtree, N.E, Atlanta, GA  30309.  Invesco, an investment adviser since 1976, is an indirect, wholly owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. As of December 31, 201 5 , Invesco Ltd. managed approximately $ 775.6 billion in total assets.

The Invesco strategy of the Fund is managed on a team basis.  The individual members of the team are:

Glen Murphy, CFA, Director of Portfolio Management, Portfolio Manager, is responsible for portfolio construction and trading for U.S. based strategies.  He joined Invesco in 1995 and was promoted to portfolio manager in 1998.  Mr. Murphy earned a BA degree from the University of Massachusetts at Amherst and an MS degree in finance from Boston College.  He is a CFA charterholder, a member of the Boston Security Analysts Society, and is registered with the National Futures Association (NFA) as an associated person of Invesco and as a branch manager.

Andrew Waisburd, PhD, Director of Research, Portfolio Manager, entered the industry in 2005 when he joined Archipelago (now NYSE-Arca) as director of research.  Prior to joining Archipelago, he was an assistant professor of finance at Texas Christian University for five years.  In 2007, Mr. Waisburd joined Harris Investment Management where he was a senior quantitative analyst.  He joined Invesco in 2008 as a quantitative research analyst and was promoted to his current position in 2011.  Mr. Waisburd earned a BS degree in statistics from Cornell University, and MS and PhD degrees in finance from Indiana University.

Lazard, is located at 30 Rockefeller Plaza, New York, New York 10112. Lazard is a subsidiary of Lazard Frères & Co. LLC, a New York limited liability company, which provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions. As of December 31, 2015 , Lazard had assets under management of approximately $ 9.8 billion.

The following individuals are primarily responsible for the day-to-day management of the Lazard strategies of the Fund’s portfolio:

Sean H. Reynolds, Managing Director, Portfolio Manager/Analyst, is a Portfolio Manager/Analyst for all capital structure and convertibles-based strategies. Prior to joining Lazard in 2007, Mr. Reynolds was a portfolio manager for convertible arbitrage strategies at SAC Capital Management from April 2003 to August 2006 and, subsequent to this, senior portfolio manager at Sailfish Capital Partners’ G2 Multistrategy Fund. Previously he was a convertible arbitrage portfolio manager at the Clinton Group, Inc. From 1997 to 2002, Sean was a managing director and Head of Convertibles Sales (US) at Deutsche Bank Securities, including a period as an executive member of the North American Management Committee, Deutsche Bank Equities. Prior to 1997, Mr. Reynolds was responsible for global convertible securities sales at UBS Securities and domestic convertibles at Merrill Lynch. He has been in the investment industry since 1993. Mr. Reynolds has an MBA from the Wharton School of the University of Pennsylvania and a BA in Math and BAI (BSc) in Engineering from Trinity College Dublin.

Frank Bianco, CFA, Director, Portfolio Manager/Analyst, is a Portfolio Manager/Analyst for all capital structure and convertibles-based strategies. He began working in the investment field in 1991. Prior to joining Lazard in 2009, Mr. Bianco was a Portfolio Manager and Head of Credit Research at Argent Funds Group LLC, where he oversaw domestic and international convertible bond, high yield and equity derivative portfolios. Prior to that, Mr. Bianco was a senior research analyst at McMahan Securities Co. L.P., covering the Biotechnology and Healthcare sectors. Previously, he was a senior research analyst in the Credit Risk Management division of the Federal Reserve Bank of New York. Frank started his career as a credit analyst at American International Group. Mr. Bianco has a BA in Economics from Ohio Wesleyan University. He is a member of the New York Society of Security Analysts (NYSSA) and holds FINRA Series 7, 86 and 87 licenses.

Jean-Daniel Malan, Director, Portfolio Manager/Analyst, is the Portfolio Manager/Analyst of the Global Hexagon Fund. Mr. Malan re-joined Lazard in 2008 after working as a Hedge Fund Manager for two years at BlueCrest Capital. He originally joined Lazard in 1998 as an Equity Analyst and then worked as a Portfolio Manager for European Equity. Mr. Malan studied at Dauphine University and is a “Maitrise” of Economics and Finance.

Westchester Capital Management, LLC (“Westchester”), 100 Summit Lake Drive, Valhalla, New York 10595, a registered investment adviser since 2010. Westchester and its affiliate have approximately $5.4 billion in assets under management as of December 31, 2015. Westchester and its affiliate manage merger-arbitrage programs and other investment strategies similar to the Fund’s investment strategies for other institutional investors, including other registered open-end investment companies.

The following individuals are primarily responsible for the day-to-day management of the Westchester strategy of the Fund’s portfolio:

Mr. Roy D. Behren and Mr. Michael T. Shannon are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Behren has served as Co-President of Westchester since 2011, served as a research analyst for Westchester Capital Management, Inc. (Westchester’s predecessor adviser) from 1994 until 2010 and as the Chief Compliance Officer of Westchester Capital Management, Inc. from 2004 until June 2010.

Mr. Shannon has served as Co-President of Westchester since 2011, and served as Westchester Capital Management Inc.’s Director of Research from May 1996 until April 2005. From April 2005 to April 2006, Mr. Shannon was Senior Vice President in charge of the Special Situations and Mergers Group of D.E. Shaw & Co. Mr. Shannon returned to Westchester in May 2006 as a research analyst and portfolio strategist.

Western Asset was established in 1971 and now a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by Western Asset and its supervised affiliates were approximately $ 433.75 billion as of December 31, 201 5 . Western Asset’s address is 385 East Colorado Boulevard, Pasadena, California 91101.

The Western Asset strategy of the Fund is managed by a broad team of investment professionals. The particular mix of investment professionals involved in developing and implementing investment strategies for the fund depends on the asset classes in which the fund invests. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. They work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the Western Asset strategy of the Fund are S. Kenneth Leech and Prashant Chandran. Mr. Leech and Mr. Chandran have been employed by Western Asset as an investment professional for at least the past five years and has been part of the portfolio management team for the fund since its inception in 2013.

Ken Leech joined Western Asset in 1990 as Director of Portfolio Management. In this position, he oversaw interest rate strategy and led the Long Duration effort. In 1998, he was named CIO and spearheaded the performance and product development efforts that helped underpin Western Asset’s global growth and success. After taking medical leave for much of 2008, Ken resumed investment duties in early 2009 and was named Chairman of the Global Strategy Committee. In this position, he directed the global portfolio management and the macro-strategy alternative efforts. In 2013, he became Co-CIO as part of the transition process before fully resuming the CIO role in April 2014.

Prior to joining Western Asset, Ken spent much of his career focusing on proprietary trading, most recently with Greenwich Capital (1988–1990) and the First Boston Corporation (1980–1988). In his four years at the University of Pennsylvania’s Wharton School, Ken obtained three degrees while graduating summa cum laude.

From 2002–2004, Ken served as a member of the Treasury Borrowing Advisory Committee. Mr. Leech and Western Asset were named US Fixed-Income Core and Core Plus Managers of the Year by Institutional Investor in 2013 and Morningstar’s Fixed-Income Manager of the Year in 2004.

Mr. Prashant Chandran returned to Western Asset as a Portfolio Manager in 2007 after working at Tahoma Capital. In 2005, Mr. Chandran was a Research Analyst for Western Asset and for over five years was Director of Capital Markets at Microsoft Corporation.

Mr. Chandran graduated from the Indian Institute of Technology Bombay. He has an MS from the University of Toledo and an MBA from the University of Chicago’s Graduate School of Business. He is a CFA charterholder.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees’ basis for approving the sub-advisory agreements is available in the Fund’s Annual Report for the fiscal year ended December 31, 201 5 .